Exhibit 32
1
Certifications Pursuant to 18 U.S.C. §1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Solely for

the purposes

of complying

with 18

U.S.C. §1350,

as adopted

pursuant to

Section 906

of the

Sarbanes-Oxley Act of
2002,

we,

the

undersigned

Chief

Executive

Officer

and

Chief

Financial

Officer

of

Cal-Maine

Foods,

Inc.

(the

“Company”),
hereby

certify,

based

on

our

knowledge,

that

the

Quarterly

Report

on

Form

10-Q

of

the

Company

for

the

quarter

ended
November 27,

2021 (the “Report”)

fully complies

with the

requirements of

Section 13(a)

or 15(d)

of the

Securities Exchange
Act of 1934 and that

the information contained in

the Report fairly presents,

in all material respects,

the financial condition and
results of operations of the Company.

/s/ Adolphus B. Baker
Adolphus B. Baker
Chief Executive Officer and Chairman of the Board
/s/ Max P. Bowman
Max P. Bowman
Vice President and Chief Financial Officer
Date: December 28, 2021